GREENWICH STREET SERIES FUND (the "Trust") on behalf of the
Emerging Growth Portfolio (the "fund")

Supplement dated August 9, 1999 to
Prospectus dated April 30, 1999


On August 9, 1999, the Trust's Board of Trustees approved changing a non-fundamental investment policy of the fund. The following revises and supersedes, as applicable, the discussion under "Key Investments". Defined terms have the same meanings as set forth in the Prospectus.

The fund invests primarily in common stocks of emerging growth companies, without regard to market capitalization. These are domestic or foreign companies the manager believes are in the early stages of their life cycles and have the potential to become major enterprises










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FUNDS\$SSF\1999\SECDOCS\EMERGING GROWTH STICKER 080999